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                                                               EXHIBIT  10.27



                    AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


AMENDMENT NO. 1 (this "Amendment"), dated as of February 29, 1996, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 31, 1995, by and among TPI RESTAURANTS, INC., a Tennessee corporation (the "Company"), the banks party thereto (each a "Bank" and, collectively, the "Banks"), THE BANK OF NEW YORK, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and NATIONSBANK, N.A. (CAROLINAS), as Collateral Agent for the Banks (in such capacity, the "Collateral Agent") (the "Credit Agreement").


                                    RECITALS

        A. Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

        B. The Company has requested that the Agents and Required Banks amend paragraph 7.11 of the Credit Agreement to the extent set forth herein.

        In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Paragraph 7.11 of the Credit Agreement is amended to add the following before the period at the end thereof:

                 "provided, however, that for the purpose
                of calculating the Interest Coverage
                Ratio for any preceding period of four
                fiscal quarters which includes the fiscal quarter ending December 31, 1995, the Company may exclude the effects of the one-time charge taken with respect to such quarter in an amount not to exceed
                $25,000,000 arising out of a reduction in the amount of its goodwill, provided, further, however, that commencing on the 30th day after the expiration, termination or abandonment of the Plan of Tax-Free Reorganization Under Section
                368(1)(C) of the Internal Revenue Code
                and Agreement, by and among Shoney's
                Inc., a Tennessee corporation, TPI
                Restaurants Acquisition Corporation, a
                Tennessee corporation and Enterprises

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                 (the "Plan"), a draft of which was
                 conditionally approved by the
                 Company's Board of Directors on February
                 20, 1996, the Company shall be required
                 to include the effects of such charge in calculating the Interest Coverage Ratio for any preceding period of four fiscal quarters which includes the fiscal quarter ending December 31, 1995, and if all or any part of such charge is reversed, the amount reversed may not be included in any calculation of EBIT or Consolidated Tangible Net Worth."

        2. This Amendment shall not be deemed effective until such time as all of the following conditions precedent shall have been satisfied:

             (a) The Agents shall have received a copy of this Amendment duly executed by the Company, Enterprises, TPI Commissary, TPI Transportation, and the Required Banks.

             (b) The Agents shall have received a certificate, dated the date hereof, of an officer of the Company (i) attaching a true and complete copy of the resolutions of the Executive Committee of the Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by the Company to authorize this Amendment (ii) certifying that its certificate of incorporation and by-laws have not been amended since January 31, 1995, or, if so, setting forth the same and
(ii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers.

        3. Within 30 days after the execution and delivery of the Plan, the Company agrees to deliver to the Administrative Agent a sufficient number of true and complete copies thereof for distribution to each Bank.

        4. The Company, and by their consents hereto, each of Enterprises, TPI Commissary and TPI Transportation, each hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents to which it is a party and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any of its obligations to either Agent or any Bank thereunder and (c) represents and warrants that there exists, and after giving effect to this Amendment and the execution and delivery by the parties to the Plan there will exist no Default or Event of Default.


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        5.   This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

        6. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law).

        7. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect and this Amendment shall not be construed as an amendment of, or a consent to the departure from, any other provision of the Credit Agreement or a waiver of any Default or Event of Default.



















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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                         TPI RESTAURANTS, INC.


                         By:
                            -------------------------
                         Name:  Frederick W. Burford,
                         Title: Vice President and
                         Chief Financial Officer


                         THE BANK OF NEW YORK,
                         Individually and as
                         Administrative Agent

                         By:
                             -------------------------
                         Name:
                               -----------------------
                         Title:
                               -----------------------

                         NATIONSBANK, N.A. (CAROLINAS),
                         Individually and as
                         Collateral Agent

                         By:
                             -------------------------
                         Name:
                               -----------------------
                         Title:
                               -----------------------

                         FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                         By:
                             -------------------------
                         Name:
                               -----------------------
                         Title:
                               -----------------------


                         FIRST AMERICAN NATIONAL BANK


                         By:
                             -------------------------
                         Name:
                               -----------------------
                         Title:
                               -----------------------

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CONSENTED TO:

TPI ENTERPRISES, INC.



By:
    ------------------------
Name:  Frederick W. Burford,
Title: Vice President and
Chief Financial Officer

TPI COMMISSARY, INC.



By:
   -------------------------
Name:  Frederick W. Burford,
Title: Vice President and
Chief Financial Officer


TPI TRANSPORTATION, INC.



By:
    ------------------------
Name:  Frederick W. Burford,
Title: Vice President and
Chief Financial Officer



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